Reinhart Mid Cap PMV Fund
Schedule of Investments
August 31, 2024 (Unaudited)

COMMON STOCKS - 96.6%	Shares	Value
Communication Services - 5.1%
Interpublic Group of Companies	76,145	$2,483,089
Live Nation Entertainment (a)	41,805	4,083,094
		6,566,183

Consumer Discretionary - 7.7%
Allison Transmission Holdings	31,830	2,952,232
LKQ	69,735	2,900,279
TransUnion	42,870	4,150,245
		10,002,756

Consumer Staples - 3.7%
BJ's Wholesale Club Holdings (a)	37,440	2,993,702
Dollar General	21,830	1,811,235
		4,804,937

Energy - 2.1%
Baker Hughes, Class A	77,035	2,709,321

Financials - 24.4%
Affiliated Managers Group	21,930	3,812,092
American Financial Group	19,620	2,621,625
BOK Financial	31,341	3,289,238
Fidelity National Information Services	38,220	3,151,239
Global Payments	27,335	3,034,458
Intercontinental Exchange	15,265	2,466,061
Loews	23,765	1,947,304
LPL Financial Holdings	10,590	2,375,761
M&T Bank	19,075	3,282,998
Progressive	8,985	2,266,017
White Mountains Insurance Group	1,818	3,352,828
		31,599,621

Health Care - 11.4%
Charles River Laboratories International (a)	16,165	3,196,629
Encompass Health	33,312	3,099,681
Lantheus Holdings (a)	60,425	6,433,450
Zimmer Biomet Holdings	17,170	1,982,448
		14,712,208

Industrials - 12.0%
Insperity	35,760	3,361,082
Paycom Software	11,855	1,929,757
Sensata Technologies Holding	68,680	2,647,614
Snap-on	7,075	2,007,461
U-Haul Holding, Series N	50,740	3,468,079
WillScot Mobile Mini Holdings Corp. (a)	56,250	2,167,875
		15,581,868

Information Technology - 10.0%
Cognizant Technology Solutions - Class A	33,735	2,623,571
Fidelity National Financial	51,605	3,042,631
Keysight Technologies (a)	13,145	2,025,907
SS&C Technologies Holdings	70,305	5,279,202
		12,971,311

Materials - 7.1%
Avantor (a)	136,230	3,520,183
Eagle Materials	9,800	2,525,950
FMC	48,240	3,115,339
		9,161,472

Real Estate - 10.9%
Alexandria Real Estate Equities, Inc. - REIT	19,925	2,382,432
Americold Realty Trust - REIT	115,970	3,363,130
Camden Property Trust - REIT	27,795	3,479,934
Rexford Industrial Realty - REIT	58,335	2,970,418
Weyerhaeuser - REIT	61,230	1,866,903
		14,062,817

Utilities - 2.2%
Xcel Energy, Inc.	46,665	2,857,298
TOTAL COMMON STOCKS (Cost $91,081,838)		125,029,792

SHORT-TERM INVESTMENTS - 3.5%
Money Market Funds - 3.5%	Shares
First American Treasury Obligations Fund - Class X, 5.18% (b)	4,578,709	4,578,709
TOTAL SHORT-TERM INVESTMENTS (Cost $4,578,709)		4,578,709

TOTAL INVESTMENTS - 100.1% (Cost $95,660,547)		129,608,501
Liabilities in Excess of Other Assets - (0.1)%		(86,599)
TOTAL NET ASSETS - 100.0%		$129,521,902

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

REIT – Real Estate Investment Trust

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.

Summary of Fair Value Disclosure as of August 31, 2024 (Unaudited)

Reinhart Mid Cap PMV Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$125,029,792	$–	$–	$125,029,792
Money Market Funds	4,578,709	–	–	4,578,709
Total Investments	$129,608,501	$–	$–	$129,608,501

Refer to the Schedule of Investments for further disaggregation of investment categories.